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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        Date of Report November 26, 1999


                          PNC MORTGAGE ACCEPTANCE CORP.
             (Exact name of registrant as specified in its charter)


         Missouri                      333-60749                 43-1681393
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
of incorporation)                                             Identification)


         210 West 10th Street, 6th Floor, Kansas City Missouri        64105
                (Address of principal executive offices)            (zip code)


        Registrant's telephone number, including area code: 816-435-5000


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Item 5.  Other Events

                  Filing of Collateral Term Sheets

                           In connection with the proposed offering of the PNC
                  Mortgage Acceptance Corp. Commercial Mortgage Pass-Through Certificates, Series 1999-CM1, Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated, as underwriters of the Certificates, have prepared certain materials (the "Collateral Term Sheets") for distribution to their potential investors. Although PNC Mortgage Acceptance Corp. (the "Company") provided the underwriters with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the Collateral Term Sheets.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits

Exhibit 99        Collateral Term Sheets dated November 22, 1999.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            PNC MORTGAGE ACCEPTANCE CORP.

                                            By: /s/ Charles J. Sipple
                                                -------------------------
                                            Name:  Charles J. Sipple
                                            Title: Senior Vice President


Date:   November 29, 1999